                       Financial Community Presentation
                                  August 2008

             Patriot Coal Statement on Forward-Looking Information

Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections.

Forward Looking Statements

Certain statements in this document are forward-looking as defined in the
Private Securities Litigation Reform Act of 1995. These statements involve certain risks and uncertainties that may be beyond our control and may cause our actual future results to differ materially from expectations. We do not undertake to update our forward-looking statements. Factors that could affect our results include, but are not limited to: changes in laws or regulations;
changes in general economic conditions, including coal and power market conditions; the outcome of commercial negotiations involving sales contracts or other transactions; the Company's dependence on coal supply agreements with
Peabody Energy Corporation in the near future; geologic, equipment and operational risks associated with mining; supplier and contract miner performance and the availability and cost of key equipment and commodities; the
Company's ability to replace coal reserves; labor availability and relations;
availability and costs of transportation; weather patterns affecting energy demand; ability to obtain mining permits; legislative and regulatory developments; risks associated with environmental laws and compliance; the outcome of pending or future litigation; and the availability and costs of competing energy resources. The Company undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to the Company's
Form 10-K, 10-Q, S-4 and 8-K reports.

EBITDA or Adjusted EBITDA is defined as net income (loss) before deducting interest expense and income, income taxes, minority interests, asset retirement obligation expense and depreciation, deletion and amortization. For a reconciliation of EBITDA, a non-GAAP financial measure, to net income (loss), the most comparable GAAP measure, please see the attached Appendix.

                     Patriot Coal ("PCX") - Value Creation

o   Spun off from Peabody Energy ("BTU") on October 31, 2007

o   Listed on the NYSE under the ticker "PCX"

o   Equity market value of ~$4.1 billion, compared with opening day market value of $1 billion

o   Enterprise value of ~$4.3 billion

Patriot Share Price Performance    Patriot Share Statistics

Agenda

o   Investment Thesis

o   Report Card Since Spin-Off

o   Patriot Coal Overview

o   Coal Market Fundamentals

o   Financial Overview

o   Appendix

Investment Thesis - Why Coal?

Unprecedented increase in demand, while supply struggles to maintain pace, resulting in rapid price increases that are part of the new reality in the coal industry

o   U.S. coal markets have gone global

o   China and India driving strong worldwide demand

o   Supply constraints limiting production gains & posing barriers to entry

    -   Stretched infrastructure

    -   Long lead times on capital equipment

    -   Tight labor market

    -   Permit challenges

    -   Added safety regulations

    -   Depleting reserves

o   Coal continues to be the least expensive fossil fuel

Investment Thesis - Why PCX?

Patriot is positioned for sustained, long-term growth

o   Diversified operations: multiple coal basins, wide range of products, mix of surface and underground

o   Among largest U.S. producers of high-quality metallurgical coal

o   Third-largest Eastern U.S. coal producer & marketer

o   Targeted growth strategy

    -   Buy out of JV partner

    -   Acquisition of Magnum Coal nearly doubles production

    -   Two joint ventures add 1.5M tons annual production

o   Expanding reserve base - added 600M tons with Magnum

o   Access to multiple delivery methods - rail, barge, export

Investment Thesis - Why PCX?

Patriot is positioned for sustained, long-term growth

o   Industry leader in working with equipment manufacturers

o  Employer of choice

o   Leader in safety initiatives

o   Established, long-term customer relationships

o   Access to major seaborne export markets through operations in CAPP, NAPP and the Illinois Basin

o   Enhanced blending and distribution opportunities through the acquisition of
    Magnum

o   Significant unpriced production, allowing the opportunity to benefit from strong coal prices

Report Card Since Spin-Off

Right Time

o   Strong fundamentals in all key markets

o   Significant unpriced coal portfolio

o   Fragmented CAPP market creates M&A opportunities

o   Unprecedented increase in demand, while global supply falters

o   Additional unpriced coal with Magnum

o   Magnum acquisition completed July 23

Right Plan

o   Tightly managed operations with emphasis on safety, cost & revenue optimization

o   Aggressive focus on financial performance & stockholder value

o   Targeted organic & acquisition growth strategy

o   Improved operating margins and strong safety record

o   Over $3 billion in stockholder value created since spin-off

o   Almost doubled size with Magnum acquisition; also entered into two new JV's and bought-out prior JV

                             Patriot Coal Overview

Third Largest Eastern U.S. Producer & Marketer

Significant production & reserve base in multiple coal basins in close proximity to coal-fueled generating plants

Diversified Operations

2007 Tons Sold
40.4 Million

2008 Estimated Production

These figures are for Patriot and Magnum combined

Third Largest U.S. Met Coal Producer

o   Forecasted shipments of 9.5 - 10.5 million tons in 2009

o   Reputation for reliability of quality & quantity

o   Approximately 50% of met sales exported

o   Long-standing customer relationships

o   Shipping to Brazil & Europe for 25 years

Solidifies Patriot Position as Premier Coal Producer

              Patriot is a leading U.S. producer and reserve holder

2007 Reserves (millions of tons)             2007 Production (millions of tons)

2007 Eastern Production (millions of tons)   2007 Met Coal Sales (millions of tons)

                            Coal Market Fundamentals

Global Market Fundamentals

     Developing countries continue to drive major increases in coal demand, while global supply struggles

o   Arrows represent increases (green) and decreases (red) in deliveries for most recent 12 months versus prior 12 months

o   Thickness of arrow is related to variance

o   Insignificant change in deliveries would result in no arrows

Strong Current & Future Thermal Demand

If China, India, Russia and Brazil consume the same amount of electricity per capita as South Korea, the annual increase in demand for coal would be near 6 billion tons

               Current TWh                             Potential TWh

China          3,248     +2.5 billion annual tons      10,589

India          741       +2.8 billion annual tons      9,028

Brazil         505       +330 million annual tons      1,489

Russia         887       +85 million annual tons       1,136

Strong Current & Future Met Demand

     Growth for demand in steel will result in increased demand for met coal

o   BFI production has increased 65% overall since 2001, led by China's 224%
    increase

o   Expected growth of 9% in 2008 & 2009

Coal is the Least Expensive Fossil Fuel

                               Financial Overview

First Half HighlightsFirst Half Highlights

Operating results improve, PCX doubles in size with minimal additional debt ...
                            Solid financial position

o YTD margins per ton improve 56%
  - Q2 margins improve 82%

o YTD EBITDA totals $58.2 million
  - Q2 generates $41.1 million

o Magnum Coal acquisition finalized
  - announced April 2; closed July 23

o Convertible Senior Notes offering completed

o 2-for-1 stock split announced (July)

                                                                              20

First Half Financial Update

                                                                              21

First Half Operating Results

1.   Reconciliation to Adjusted EBITDA from Net Income available in Appendix

2.   Excludes costs for past mining obligations Millions

                                                                              22

2009 Guidance

                                                                              23

Purchase Accounting

o    Sales contract accretion

     -    Deferred credit/liability recognized to bring Magnum coal sales agreements up to July 23 market pricing in opening balance sheet

     -    Deferred credit accreted into income over the life of the underlying sales contracts

     -    Annual impact not yet finalized

     -    Additional income is non-cash, non-tax item

     -    Will be reflected below EBITDA, similar to DD&A

o    Depreciation, depletion & amortization

     -    Magnum coal reserves & PP&E will be recorded in opening balance sheet at fair market value

     -    Market value exceeds book value, so purchase accounting allocation will result in increased DD&A

     -    Annual impact not yet finalized

                                                                              24

Financial Guidance Considerations

o    Magnum operations have been owned less than one month

o    Bottom-up budget process has just started

o    Rationalizing sales and distribution strategies are in early stages

o    Production and pricing estimates will grow more precise with time

o    Cost impact of fuel, steel, safety, labor, as well as other materials &
     supplies, to be finalized

o    Accounting conventions need to be treated consistently

o    Actuarially-determined costs, primarily related to retirees, subject to fair value accounting

                                                                              25

Rising Coal Prices Provide Opportunity

Unpriced Steam Coal Production

Millions of tons
As of 6/30/08

20.0                             17.0 -
                                  18.0
15.0

10.0
                 5.0 -
5.0              6.0

0.0

                2009              2010

% of Production  17%               50% 65% 90%

Unpriced Met Coal Production

Millions of tons
As of 6/30/08

20.0

15.0                              9.5 -
                                  10.5
10.0             6.0 -
                 7.0
5.0

0.0
                2009              2010

% of Production  65%               90%

                                                                              26

Financial Guidance

    Adjusted EBITDA

$1,000            ($ in Millions)
                                        $750 -950

$500

$750

$250                $165 -185

$0
                      2008 E              2009 E

o    2008 Guidance

     -    30 to 32 million tons

     -    Addition of Magnum effective July 23, 2008

o    2009 Guidance

     -    41 to 44 million tons

     -    Significant improvement in mining operating margins

                                                                              27

                        Financial Community Presentation

                                  August 2008

Financial Guidance

Adjusted EBITDA

o   2008 Guidance

    -   30 to 32 million tons

    -   Addition of Magnum effective July 23, 2008

o   2009 Guidance

        41 to 44 million tons

    -   Significant improvement in mining operating margins

Reconciliation of Adjusted EBITDA to Net Income

($ in Millions)

                                  1H 2007 PF          1H 2008
-------------------------------------------------------------
Adjusted EBITDA                      $  85.5          $  58.2
-------------------------------------------------------------
Depreciation,                           40.0             39.5
Depletion & Amortization
-------------------------------------------------------------
Asset Retirement                         9.3              5.3
Obligation
Expense
-------------------------------------------------------------
Interest Expense                         6.7              7.5
-------------------------------------------------------------
Interest Income                         (4.8)            (6.8)
-------------------------------------------------------------
Income Tax                              17.1              2.6
Provision
-------------------------------------------------------------
Minority Interest                        2.7                -
-------------------------------------------------------------
Net Income (Loss)                    $ 15.9          $   8.7
                                     =======         =======

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